Exhibit 77.o

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                  Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                              DeAM
                                                 Scudder High Yield Opportunity
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                                   Security Purchased             Comparison Security               Comparison Security
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Issuer                            ENCORE ACQUISITION CO          COMPASS MINERALS GROUP             STEWART ENTERPRISES
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Underwriters                  DBSI, CSFB, BNP, Comercia Bank,     Credit Suisse, JP Morgan,        Bank of America, DBAB, Credit
                                    Fleet Bank, Fortis, Frost         Credit Lyonnais, DBAB              Lyonnais, Suntrust Bank
                                   Securities, Goldman Sachs,
                                                Wachovia Bank
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
Years of continuous                                 > 3 years                     > 3 years                            > 3 years
operation, including
predecessors
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Security                                 EAC 8.375%,6/15/2012          COMPAS 10%,8/15/2011                 STEI 10.75%,7/1/2008
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Is the affiliate a manager                         Co-Manager                    Co-Manager                           Co-Manager
or co-manager of offering?
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Name of underwriter or                                   CSFB                           N/A                                  N/A
dealer from which purchased
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Firm commitment                                           Yes                           Yes                                  Yes
underwriting?
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Trade date/Date of Offering                         6/19/2002                    11/15/2001                            6/19/2001
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Total dollar amount of
offering sold to QIBs                         $150,000,000.00               $250,000,000.00                      $300,000,000.00
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Total dollar amount of any                              $0.00                         $0.00                                $0.00
concurrent public offering
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Total                                         $150,000,000.00               $250,000,000.00                      $300,000,000.00
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Public offering price                                 $100.00                       $100.00                              $100.00
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Price paid if other than
public offering price                                     N/A                           N/A                                  N/A
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Underwriting spread or                                  2.50%                         2.60%                                2.75%
commission
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Rating                                                   B2/B                          B3/B                                 B2/B
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Current yield                                           8.38%                        10.00%                               10.75%
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Total par value purchased                              95,000                           N/A                                  N/A
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$ amount of purchase                               $95,000.00                           N/A                                  N/A
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% of offering purchased by
fund                                                    0.06%                           N/A                                  N/A
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% of offering purchased by                              0.64%                           N/A                                  N/A
associated funds
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Total                                                   0.70%                           N/A                                  N/A
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




Name of Fund                Scudder High Yield Opportunity
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                                           Security Purchased           Comparison Security                  Comparison Security
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Cusip                                               397624AA5                     20451BAA5                             827048AC
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Issuer                                 GREIF BROS CORPORATION        COMPASS MINERALS GROUP                  SILGAN HOLDINGS INC
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Underwriters                  DBSI, Salomon, Huntington Corp,     Credit Suisse, JP Morgan,       DBAB, Morgan Stanley, Salomon,
                              ING, Keybank, Merrill, Natcity,
                                         Suntrust, US Bancorp         Credit Lyonnais, DBAB                                Fleet
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Years of continuous                                 > 3 years                     > 3 years                            > 3 years
operation, including
predecessors
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Security                                GBCOA 8.875%,8/1/2012          COMPAS 10%,8/15/2011                     SLGN 9%,6/1/2009
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Is the affiliate a manager                         Joint Lead                        C0-Man                              Jt-Lead
or co-manager of offering?
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Name of underwriter or
dealer from which purchased                  Salomon Brothers                           n/a                                  n/a
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Firm commitment                                           yes                           yes                                  yes
underwriting?
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Trade date/Date of Offering                         7/25/2002                    11/15/2001                            4/23/2002
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Total dollar amount of                           $250,000,000                  $250,000,000                         $200,000,000
offering sold to QIBs
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Total dollar amount of any                                $ -                            $-                                  $ -
concurrent public offering
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Total                                            $250,000,000                  $250,000,000                         $200,000,000
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Public offering price                                   99.19                        100.00                               103.00
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Price paid if other than                                  n/a                           n/a                                  n/a
public offering price
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Underwriting spread or                                  2.08%                          2.6%                                1.75%
commission
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Rating                                                  B2/B+                          B3/B                                 B1/B
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Current yield                                           8.95%                        10.00%                                8.74%
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Total par value purchased                             405,000                           n/a                                  n/a
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$ amount of purchase                                  401,703                           n/a                                  n/a
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% of offering purchased by                              0.16%                           n/a                                  n/a
fund
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% of offering purchased by                              3.82%                           n/a                                  n/a
associated funds
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Total                                                   3.98%                           n/a                                  n/a
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




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                Rule 10f-3 Acquisition of Securities from an Affiliate - July 1, 2002 through September 30, 2002
                                                 Scudder High Yield Opportunity
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                                   Security Purchased             Comparison Security               Comparison Security
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Issuer                           JEFFERSON SMURFIT CORP           SILGAN HOLDINGS INC              KANSAS CITY SOUTHERN
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Underwriters                 Morgan Stanley, Bank of America,         DBAB, Morgan Stanley,   Morgan Stanley, Banc One, DBSI, JP
                               DBSI, JP Morgan, Salomon, Bank           Salomon, Fleet Bank               Morgan, Scotia Capital
                              of New York, Scotia Capital, SG
                                                        Cowen
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Years of continuous                                 > 3 years                     > 3 years                            > 3 years
operation, including
predecessors
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Security                                SSCC 8.25%, 10/1/2012             SLGN 9%, 6/1/2009                  KSU 7.5%, 6/15/2009
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Is the affiliate a manager                         Co-Manager                    Co-Manager                           Co-Manager
or co-manager of offering?
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Name of underwriter or                         Morgan Stanley                           N/A                                  N/A
dealer from which purchased
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Firm commitment                                           Yes                           Yes                                  Yes
underwriting?
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Trade date/Date of Offering                         9/10/2002                     4/23/2002                             6/5/2002
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Total dollar amount of                           $700,000,000                  $200,000,000                         $200,000,000
offering sold to QIBs
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Total dollar amount of any                                 $0                            $0                                   $0
concurrent public offering
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Total                                            $700,000,000                  $200,000,000                         $200,000,000
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Public offering price                                    $100                          $103                                 $100
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Price paid if other than                                  N/A                           N/A                                  N/A
public offering price
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Underwriting spread or                                  1.50%                         1.75%                                1.75%
commission
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Rating                                                   B2/B                          B1/B                              Ba2/BB-
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Current yield                                           8.25%                         8.74%                                7.50%
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Total par value purchased                             $50,000                           N/A                                  N/A
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$ amount of purchase                                  $50,000                           N/A                                  N/A
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% of offering purchased by                              0.01%                           N/A                                  N/A
fund
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% of offering purchased by                              0.47%                           N/A                                  N/A
associated funds
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Total                                                   0.48%                           N/A                                  N/A
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




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                  Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                              DeAM
                                                 Scudder High Yield Opportunity
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                                   Security Purchased             Comparison Security               Comparison Security
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Issuer                            KANSAS CITY SOUTHERN              LAND O LAKES INC                STATION CASINOS INC
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Underwriters                  Morgan Stanley, Banc One, DBSI,     JP Morgan, Bank of Tokyo,      Bank of America, DBAB, Dresdner
                                    JP Morgan, Scotia Capital          Suntrust, US Bancorp Kleinwort Wasserstein, Bear Stearns,
                                                                                               CIBC World, Wells Fargo, ABN Amro
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Years of continuous                                 > 3 years                     > 3 years                            > 3 years
operation, including
predecessors
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Security                                   KSU 7.5%,6/15/2009      LLAKES 8.75%, 11/15/2011                STN 8.375,% 2/15/2008
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Is the affiliate a manager                         Co-Manager                           N/A                           Co-Manager
or co-manager of offering?
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Name of underwriter or
dealer from which purchased                    Morgan Stanley                           N/A                                  N/A
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Firm commitment                                           Yes                           Yes                                  Yes
underwriting?
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Trade date/Date of Offering                          6/5/2002                     11/8/2001                             2/2/2001
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Total dollar amount of
offering sold to QIBs                         $200,000,000.00               $350,000,000.00                                $0.00
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Total dollar amount of any                              $0.00                         $0.00                      $400,000,000.00
concurrent public offering
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Total                                         $200,000,000.00               $350,000,000.00                      $400,000,000.00
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Public offering price                                 $100.00                       $100.00                              $100.00
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Price paid if other than
public offering price                                     N/A                           N/A                                  N/A
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Underwriting spread or                                  1.75%                         2.00%                                1.50%
commission
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Rating                                                Ba2/BB-                        Ba3/BB                              Ba3/BB-
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Current yield                                           7.50%                         8.75%                               8.375%
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Total par value purchased                             230,000                           N/A                                  N/A
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$ amount of purchase                              $230,000.00                           N/A                                  N/A
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% of offering purchased by
fund                                                    0.12%                           N/A                                  N/A
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% of offering purchased by                              3.35%                           N/A                                  N/A
associated funds
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Total                                                   3.47%                           N/A                                  N/A
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




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                  Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                              DeAM
                                                 Scudder High Yield Opportunity
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                                   Security Purchased             Comparison Security               Comparison Security
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Issuer                               METALDYNE CORP             SUN INTERNATIONAL HOTELS          ENCOMPASS SERVICES CORP
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Underwriters                  CSFB, DBSI, JP Morgan, Comercia            Bear Stearns, DBAB     JP Morgan, Bank of America, Banc
                             Sec., Naionalt City Investments,                               One, Credit Lyonnais, Credit Suisse,
                                                Wachovia Bank                                    DBAB, First Union Bank, Merrill
                                                                                                     Lynch, Salomon Smith Barney
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Years of continuous                                 > 3 years                     > 3 years                            > 3 years
operation, including
predecessors
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Security                                 METALD 11%,6/15/2012       SIHUS 8.875,% 8/15/2011                   ESR 10.5%,5/1/2009
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Is the affiliate a manager                         Co-Manager                    Co-Manager                           Co-Manager
or co-manager of offering?
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Name of underwriter or
dealer from which purchased                              CSFB                           N/A                                  N/A
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Firm commitment                                           Yes                           Yes                                  Yes
underwriting?
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Trade date/Date of Offering                         6/13/2002                      8/9/2001                            6/14/2001
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Total dollar amount of
offering sold to QIBs                         $250,000,000.00               $200,000,000.00                      $135,000,000.00
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Total dollar amount of any                              $0.00                         $0.00                                $0.00
concurrent public offering
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Total                                         $250,000,000.00               $200,000,000.00                      $135,000,000.00
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Public offering price                                 $100.00                       $100.00                               $98.26
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Price paid if other than
public offering price                                     N/A                           N/A                                  N/A
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Underwriting spread or                                  3.00%                         3.00%                                3.00%
commission
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Rating                                                   B3/B                       Ba3 /B+                                B2/B+
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Current yield                                          11.00%                         8.88%                               10.84%
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Total par value purchased                             405,000                           N/A                                  N/A
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$ amount of purchase                              $405,000.00                           N/A                                  N/A
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% of offering purchased by                              0.16%                           N/A                                  N/A
fund
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% of offering purchased by                              4.54%                           N/A                                  N/A
associated funds
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Total                                                   4.70%                           N/A                                  N/A
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




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                  Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                              DeAM
                                                      Scudder Income Fund
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                                   Security Purchased             Comparison Security               Comparison Security
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Issuer                                ARVINMERITOR                  DANA CORPORATION               SMITHFIELD FOODS INC
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Underwriters                   DBSI,Merrill Lynch, BofA, Banc     DBAB, JP Morgan, BancofA,                            JP Morgan
                                                                 Bony, Credit Suisse, HSBC,
                              One, Comercia, Credit Lyonnais, Salomon, BNP, Comerica, First
                                         HSBC Securities, UBS      Union, McDonald, TD, UBS
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Years of continuous                                 > 3 years                     > 3 years                            > 3 years
operation, including
predecessors
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Security                                 ARM 6.625%,6/15/2007             DCN 9%, 8/15/2011                   SFD 8%, 10/15/2009
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Is the affiliate a manager                            Manager                    Co-Manager                                  n/a
or co-manager of offering?
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Name of underwriter or                          Merrill Lynch                           n/a                                  n/a
dealer from which purchased
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Firm commitment                                           yes                           yes                                  yes
underwriting?
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Trade date/Date of Offering                         6/26/2002                      8/1/2001                           10/17/2001
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Total dollar amount of                                     $-                  $575,000,000                         $300,000,000
offering sold to QIBs
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Total dollar amount of any                       $200,000,000                                                                 $-
concurrent public offering
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Total                                            $200,000,000                  $575,000,000                         $300,000,000
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Public offering price                                   99.68                        100.00                               100.00
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Price paid if other than                                  n/a                           n/a                                  n/a
public offering price
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Underwriting spread or                                 1.375%                        1.625%                                1.50%
commission
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Rating                                              Baa3/BBB-                      Ba1/BBB-                              Ba2/BB+
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Current yield                                           6.65%                         9.00%                                8.00%
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Total par value purchased                           3,125,000                           n/a                                  n/a
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$ amount of purchase                                3,115,125                           n/a                                  n/a
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% of offering purchased by                              1.56%                           n/a                                  n/a
fund
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% of offering purchased by                              3.14%                           n/a                                  n/a
associated funds
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Total                                                  4.705%                           n/a                                  n/a
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




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                  Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                              DeAM
                                                      Scudder Income Fund
---------------------------------------------------------------------------------------------------------------------------------
                                   Security Purchased             Comparison Security               Comparison Security
---------------------------------------------------------------------------------------------------------------------------------
Issuer                            ENCORE ACQUISITION CO          COMPASS MINERALS GROUP             STEWART ENTERPRISES
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Underwriters                           DBSI,CSFB,BNP,Comercia     Credit Suisse, JP Morgan,BofA, DBAB, Credit Lyonnais, Suntrust
                                      Bank,Fleet,Fortis,Frost         Credit Lyonnais, DBAB
                                  Securities,Goldman,Wachovia
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Years of continuous                                 > 3 years                     > 3 years                            > 3 years
operation, including
predecessors
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Security                                 EAC 8.375%,6/15/2012          COMPAS 10%,8/15/2011                 STEI 10.75%,7/1/2008
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Is the affiliate a manager                         Co-Manager                    Co-Manager                           Co-Manager
or co-manager of offering?
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Name of underwriter or                                   CSFB                           n/a                                  n/a
dealer from which purchased
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Firm commitment                                           yes                           yes                                  yes
underwriting?
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Trade date/Date of Offering                         6/19/2002                    11/15/2001                            6/19/2001
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Total dollar amount of                           $150,000,000                  $250,000,000                         $300,000,000
offering sold to QIBs
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Total dollar amount of any                                 $-                            $-                                   $-
concurrent public offering
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Total                                            $150,000,000                  $250,000,000                         $300,000,000
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Public offering price                                  100.00                        100.00                               100.00
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Price paid if other than
public offering price                                     n/a                           n/a                                  n/a
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Underwriting spread or                                  2.50%                          2.6%                                2.75%
commission
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Rating                                                   B2/B                          B3/B                                 B2/B
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Current yield                                           8.38%                        10.00%                               10.75%
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Total par value purchased                              55,000                           n/a                                  n/a
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$ amount of purchase                                   55,000                           n/a                                  n/a
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% of offering purchased by
fund                                                    0.04%                           n/a                                  n/a
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% of offering purchased by
associated funds                                        0.66%                           n/a                                  n/a
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Total                                                   0.70%                           n/a                                  n/a
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




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                Rule 10f-3 Acquisition of Securities from an Affiliate - July 1, 2002 through September 30, 2002
                                                      Scudder Income Fund
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                                   Security Purchased             Comparison Security               Comparison Security
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Issuer                           GREIF BROS CORPORATION          COMPASS MINERALS GROUP               METALDYNE CORP
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Underwriters                  DBSI, Salomon, Huntington, ING,     Credit Suisse, JP Morgan,     CSFB, DBSI, JP Morgan, Comercia,
                                   Keybank, Merrill, Natcity,         Credit Lyonnais, DBSI                    Natcity, Wachovia
                                         Suntrust, US Bancorp
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Years of continuous                                 > 3 years                     > 3 years                            > 3 years
operation, including
predecessors
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Security                               GBCOA 8.875%, 8/1/2012         COMPAS 10%, 8/15/2011                METALD 11%, 6/15/2012
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Is the affiliate a manager                         Joint Lead                    Co-Manager                           Joint Lead
or co-manager of offering?
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Name of underwriter or                                Salomon                           N/A                                  N/a
dealer from which purchased
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Firm commitment                                           Yes                           Yes                                  Yes
underwriting?
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Trade date/Date of Offering                         7/25/2002                    11/15/2001                            6/13/2002
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Total dollar amount of                           $250,000,000                  $250,000,000                         $250,000,000
offering sold to QIBs
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Total dollar amount of any                                 $0                            $0                                   $0
concurrent public offering
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Total                                            $250,000,000                  $250,000,000                         $250,000,000
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Public offering price                                   99.19                        100.00                               100.00
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Price paid if other than                                  N/A                           N/A                                  N/A
public offering price
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                                                                                           --------------------------------------
Underwriting spread or                                  2.08%                         2.60%                                3.00%
commission
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Rating                                                  B2/B+                          B3/B                                 B3/B
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Current yield                                           8.95%                        10.00%                               11.00%
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Total par value purchased                             $85,000                           N/A                                  N/A
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$ amount of purchase                                  $84,308                           N/A                                  N/A
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% of offering purchased by                              0.03%                           N/A                                  N/A
fund
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% of offering purchased by                              3.95%                           N/A                                  N/A
associated funds
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Total                                                   3.98%                           N/A                                  N/A
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




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                Rule 10f-3 Acquisition of Securities from an Affiliate - July 1, 2002 through September 30, 2002
                                                      Scudder Income Fund
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                                   Security Purchased             Comparsion Security               Comparison Security
---------------------------------------------------------------------------------------------------------------------------------
Issuer                           JEFFERSON SMURFIT CORP           SILGAN HOLDINGS INC              KANSAS CITY SOUTHERN
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Underwriters                 Morgan Stanley, Bank of America,         DBAB, Morgan Stanley,   Morgan Stanley, Banc One, DBSI, JP
                               DBSI, JP Morgan, Salomon, Bank           Salomon, Fleet Bank               Morgan, Scotia Capital
                              of New York, Scotia Capital, SG
                                                        Cowen
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Years of continuous                                 > 3 years                     > 3 years                            > 3 years
operation, including
predecessors
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Security                                SSCC 8.25%, 10/1/2012             SLGN 9%, 6/1/2009                  KSU 7.5%, 6/15/2009
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Is the affiliate a manager                         Co-Manager                    Co-Manager                           Co-Manager
or co-manager of offering?
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Name of underwriter or                         Morgan Stanley                           N/A                                  N/A
dealer from which purchased
---------------------------------------------------------------------------------------------------------------------------------
Firm commitment                                           Yes                           Yes                                  Yes
underwriting?
---------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                         9/10/2002                     4/23/2002                             6/5/2002
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Total dollar amount of                           $700,000,000                  $200,000,000                         $200,000,000
offering sold to QIBs
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Total dollar amount of any                                 $0                            $0                                   $0
concurrent public offering
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Total                                            $700,000,000                  $200,000,000                         $200,000,000
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Public offering price                                    $100                          $103                                 $100
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Price paid if other than                                  N/A                           N/A                                  N/A
public offering price
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Underwriting spread or                                  1.50%                         1.75%                                1.75%
commission
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Rating                                                   B2/B                          B1/B                              Ba2/BB-
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Current yield                                           8.25%                         8.74%                                7.50%
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Total par value purchased                            $585,000                           N/A                                  N/A
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$ amount of purchase                                 $585,000                           N/A                                  N/A
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% of offering purchased by                              0.08%                           N/A                                  N/A
fund
---------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                              0.40%                           N/A                                  N/A
associated funds
---------------------------------------------------------------------------------------------------------------------------------
Total                                                   0.48%                           N/A                                  N/A
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




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                  Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                              DeAM
                                                      Scudder Income Fund
---------------------------------------------------------------------------------------------------------------------------------
                                   Security Purchased             Comparison Security               Comparison Security
---------------------------------------------------------------------------------------------------------------------------------
Issuer                            KANSAS CITY SOUTHERN              LAND O LAKES INC                STATION CASINOS INC
---------------------------------------------------------------------------------------------------------------------------------
Underwriters                  Morgan Stanley,Banc One,DBSI,JP     JP Morgan, Bank of Tokyo,       BofA, DBAB, Dresdner Kleinwort
                                        Morgan,Scotia Capital          Suntrust, US Bancorp      Wasserstein, Bear Stearns, CIBC
                                                                                                    World, Wells Fargo, ABN Amro
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Years of continuous                                 > 3 years                     > 3 years                            > 3 years
operation, including
predecessors
---------------------------------------------------------------------------------------------------------------------------------
Security                                   KSU 7.5%,6/15/2009      LLAKES 8.75%, 11/15/2011                STN 8.375,% 2/15/2008
---------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager                         Co-Manager                           n/a                           Co-Manager
or co-manager of offering?
---------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or
dealer from which purchased                    Morgan Stanley                           n/a                                  n/a
---------------------------------------------------------------------------------------------------------------------------------
Firm commitment                                           yes                           yes                                  yes
underwriting?
---------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                          6/5/2002                     11/8/2001                             2/2/2001
---------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                           $200,000,000                  $350,000,000
offering sold to QIBs
---------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                                 $-                            $-                         $400,000,000
concurrent public offering
---------------------------------------------------------------------------------------------------------------------------------
Total                                            $200,000,000                  $350,000,000                         $400,000,000
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Public offering price                                  100.00                        100.00                               100.00
---------------------------------------------------------------------------------------------------------------------------------
Price paid if other than
public offering price                                     n/a                           n/a                                  n/a
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Underwriting spread or                                  1.75%                            2%                                1.50%
commission
---------------------------------------------------------------------------------------------------------------------------------
Rating                                                Ba2/BB-                        Ba3/BB                              Ba3/BB-
---------------------------------------------------------------------------------------------------------------------------------
Current yield                                           7.50%                         8.75%                               8.375%
---------------------------------------------------------------------------------------------------------------------------------
Total par value purchased                              90,000                           n/a                                  n/a
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$ amount of purchase                                   90,000                           n/a                                  n/a
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% of offering purchased by
fund                                                    0.05%                           n/a                                  n/a
---------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                              3.42%                           n/a                                  n/a
associated funds
---------------------------------------------------------------------------------------------------------------------------------
Total                                                  3.468%                           n/a                                  n/a
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

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                         Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                                     DeAM
                                                             Scudder Income Fund
------------------------------------------------------------------------------------------------------------------------------------
                                Security Purchased                   Comparison Security                   Comparison Security
------------------------------------------------------------------------------------------------------------------------------------
Issuer                            METALDYNE CORP                   SUN INTERNATIONAL HOTELS              ENCOMPASS SERVICES CORP
------------------------------------------------------------------------------------------------------------------------------------
Underwriters          CSFB,DBSI,JP Morgan,Comercia Sec.,Nat           Bear Stearns, DBAB           JP Morgan, BofA, Banc One, Credit
                              City Invest. Wachovia                                             Lyonnais, Credit Suisse, DBAB, First
                                                                                                      Union, Merrill, Salomon Smith
-----------------------------------------------------------------------------------------------------------------------------------
Years of continuous                           > 3 years                             > 3 years                            > 3 years
operation, including
predecessors
-----------------------------------------------------------------------------------------------------------------------------------
Security                           METALD 11%,6/15/2012               SIHUS 8.875,% 8/15/2011                   ESR 10.5%,5/1/2009
-----------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager                   Co-Manager                            Co-Manager                           Co-Manager
or co-manager of offering?
-----------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or
dealer from which purchased                        CSFB                                   n/a                                  n/a
-----------------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                       yes                                   yes                                  yes
-----------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                   6/13/2002                              8/9/2001                            6/14/2001
-----------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of
offering sold to QIBs                      $250,000,000                          $200,000,000                         $135,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                           $-                                                                         $-
concurrent public offering
-----------------------------------------------------------------------------------------------------------------------------------
Total                                      $250,000,000                          $200,000,000                         $135,000,000
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Public offering price                            100.00                                100.00                                98.26
-----------------------------------------------------------------------------------------------------------------------------------
Price paid if other than                            n/a                                   n/a                                  n/a
public offering price
-----------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                               3%                                    3%                                   3%
commission
-----------------------------------------------------------------------------------------------------------------------------------
Rating                                             B3/B                               Ba3 /B+                                B2/B+
-----------------------------------------------------------------------------------------------------------------------------------
Current yield                                    11.00%                                 8.88%                               10.84%
-----------------------------------------------------------------------------------------------------------------------------------
Total par value purchased                       165,000                                   n/a                                  n/a
-----------------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                            165,000                                   n/a                                  n/a
-----------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                        0.07%                                   n/a                                  n/a
fund
-----------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                        4.63%                                   n/a                                  n/a
associated funds
-----------------------------------------------------------------------------------------------------------------------------------
Total                                             4.70%                                   n/a                                  n/a
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                Rule 10f-3 Acquisition of Securities from an Affiliate - July 1, 2002 through September 30, 2002
                                                      Scudder Income Fund
---------------------------------------------------------------------------------------------------------------------------------
                                   Security Purchased             Comparison Security               Comparison Security
---------------------------------------------------------------------------------------------------------------------------------
Issuer                          WFS FINANCIAL OWNER TRUST        MMCA AUTOMOBILE TRUST             ANRC AUTO OWNER TRUST
---------------------------------------------------------------------------------------------------------------------------------
Underwriters                  Salomon, Bank of America, CSFB,     JP Morgan, DBSI, Merrill,     Bank of America, First Union, JP
                                                         DBSI       Morgan Stanley, Salomon                      Morgan, Goldman
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Years of continuous                                 > 3 years                     > 3 years                            > 3 years
operation, including
predecessors
---------------------------------------------------------------------------------------------------------------------------------
Security                                WESTO 3.5%, 2/20/2010      MMCA 2.88875%, 4/16/2007                ANRC 4.32%, 6/16/2008
---------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager                         Co-Manager                    Co-Manager                                  N/A
or co-manager of offering?
---------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or                                Salomon                           N/A                                  N/A
dealer from which purchased
---------------------------------------------------------------------------------------------------------------------------------
Firm commitment                                           Yes                           Yes                                  Yes
underwriting?
---------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                          8/8/2002                     10/3/2001                             9/21/0/1
---------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                                  $0.00                         $0.00                                $0.00
offering sold to QIBs
---------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                       $278,125,000                  $339,400,000                             $163,000
concurrent public offering
---------------------------------------------------------------------------------------------------------------------------------
Total                                            $278,125,000                  $339,400,000                             $163,000
---------------------------------------------------------------------------------------------------------------------------------
Public offering price                                  $99.98                       $100.00                               $99.99
---------------------------------------------------------------------------------------------------------------------------------
Price paid if other than                                  N/A                           N/A                                  N/A
public offering price
---------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                  2.20%                         2.45%                                2.50%
commission
---------------------------------------------------------------------------------------------------------------------------------
Rating                                                Aaa/AAA                       Aaa/AAA                              Aaa/AAA
---------------------------------------------------------------------------------------------------------------------------------
Current yield                                           3.50%                         2.89%                                4.32%
---------------------------------------------------------------------------------------------------------------------------------
Total par value purchased                         $11,220,000                           N/A                                  N/A
---------------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                              $11,217,848                           N/A                                  N/A
---------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                              4.03%                           N/A                                  N/A
fund
---------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                              2.00%                           N/A                                  N/A
associated funds
---------------------------------------------------------------------------------------------------------------------------------
Total                                                   6.03%                           N/A                                  N/A
---------------------------------------------------------------------------------------------------------------------------------
